Income Tax (Provision) Benefit	3 Months Ended	12 Months Ended
	Mar. 31, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Tax (Provision) Benefit	Income Tax (Provision) Benefit
On March 27, 2020, the U.S. federal government passed the Coronavirus Aid, Relief, and Economic Security Act ("CARES Act"). The CARES Act contains many tax provisions including, but not limited to, accelerated alternative minimum tax ("AMT") refunds, payroll tax payment deferrals, employee retention credits, temporary enhanced net operating loss ("NOL") utilization rules and a temporary increase to the interest deduction limitation. The Company has considered the income tax provisions of the CARES Act in the tax benefit calculations for the three months ended March 31, 2021 and 2020 as well the amounts reported for income taxes on the unaudited condensed consolidated balance sheets as of March 31, 2021 and December 31, 2020. The Company continues to monitor global legislation issued in response to COVID-19.

Hertz Global

The effective tax rate is 29% and 1% for the three months ended March 31, 2021 and 2020, respectively. The effective tax rate is impacted and differs from the U.S. federal statutory rate of 21% as a result of the level and mix of earnings among tax jurisdiction and valuation allowances in certain jurisdictions.

Hertz Global recorded a tax provision of $79 million for the three months ended March 31, 2021 compared to a tax benefit of $4 million for the three months ended March 31, 2020. The tax provision for the three months ended March 31, 2021 compared to the tax benefit for the 2020 period is primarily due to the gain on the Donlen Sale as disclosed in Note 3, "Divestitures."

Hertz

The effective tax rate is 29% and 1% for the three months ended March 31, 2021 and 2020, respectively. The effective tax rate is impacted and differs from the U.S. federal statutory rate of 21% as a result of the level and mix of earnings among tax jurisdiction and valuation allowances in certain jurisdictions.

Hertz recorded a tax provision of $79 million for the three months ended March 31, 2021 compared to a tax benefit of $3 million for the three months ended March 31, 2020. The tax benefit for the three months ended March 31, 2021 compared to the tax benefit for the 2020 period is primarily to the gain on the Donlen Sale as disclosed in Note 3, "Divestitures."
Income Tax (Provision) Benefit
On March 27, 2020, the U.S. federal government passed the CARES Act. The Company has considered the income tax provisions of the CARES Act in the tax benefit calculation for the year ended December 31, 2020.

Under the CARES Act, Alternative Minimum Tax ("AMT") credit refunds are accelerated and fully refundable in tax returns through the year 2019. As a result of this provision, the Company recovered its remaining AMT credit as a refund in the amount of $20 million in the year ended December 31, 2020. The Company also benefited from the provisions of the CARES Act related to the employee retention credit, payroll tax deferral, the increase in the interest expense limitation, and temporary suspension of the NOL percentage utilization limitation.

On December 22, 2017, the U.S. enacted the TCJA, which made substantial changes to corporate income tax laws. Among the key provisions were a U.S. corporate tax rate reduction from 35% to 21% effective for tax years beginning January 1, 2018; an acceleration of expensing for certain business assets; a repeal of the LKE deferral rules as applicable to personal property, including rental vehicles; a one-time transition tax on the deemed repatriation of cumulative earnings from foreign subsidiaries; and changes to U.S. taxation of foreign earnings from a worldwide to a territorial tax system effective for tax years beginning January 1, 2018. The Company has reflected the adoption and impact of TCJA in its financial results for all years following enactment.

The components of income (loss) before income taxes for the Company's domestic and foreign operations were as follows:

Hertz Global

	As of December 31,
(In millions)	2020	2019	2018
Domestic	$(1,692)	$28	$(293)
Foreign	(360)	(15)	36
Total income (loss) before income taxes	$(2,052)	$13	$(257)

Hertz

	As of December 31,
(In millions)	2020	2019	2018
Domestic	$(1,823)	$35	$(286)
Foreign	(360)	(15)	36
Total income (loss) before income taxes	$(2,183)	$20	$(250)

The total income tax provision (benefit) consists of the following:

Hertz Global and Hertz

	As of December 31,
(In millions)	2020	2019	2018
Current:
Federal	$—	$—	$(3)
Foreign	18	20	32
State and local	4	16	7
Total current	22	36	36
Deferred:
Federal	(356)	1	(66)
Foreign	35	(1)	11
State and local	(30)	27	(11)
Total deferred	(351)	27	(66)
Total provision (benefit) - Hertz Global	(329)	63	(30)
Federal deferred tax (provision) benefit applicable to Hertz Holdings	1	2	2
Total provision (benefit) - Hertz	$(328)	$65	$(28)
The principal items of the U.S. and foreign net deferred tax assets and liabilities are as follows:

Hertz Global and Hertz

	As of December 31,
(In millions)	2020	2019
Deferred tax assets:
Employee benefit plans	$44	$44
Net operating loss carry forwards	828	2,386
Federal and state tax credit carry forwards	55	43
Accrued and prepaid expenses	124	127
Operating lease liabilities	390	410
Total deferred tax assets	1,441	3,010
Less: valuation allowance	(651)	(396)
Total net deferred tax assets	790	2,614
Deferred tax liabilities:
Depreciation on tangible assets	(380)	(2,518)
Intangible assets	(723)	(738)
Operating lease right-of-use assets	(406)	(422)
Total deferred tax liabilities	(1,509)	(3,678)
Net deferred tax liability - Hertz Global	(719)	(1,064)
Deferred tax asset - net operating loss applicable to Hertz Holdings	(5)	(3)
Net deferred tax liability - Hertz	$(724)	$(1,067)

Hertz Global and Hertz

In determining valuation allowances, an assessment of positive and negative evidence was performed regarding realization of the deferred tax assets. This assessment included the evaluation of cumulative earnings and losses in recent years, scheduled reversals of deferred tax liabilities, the availability of carry forwards and the remaining period of the respective carry forward, future taxable income and any applicable tax-planning strategies that are available.

As of December 31, 2020, the Company has U.S. Federal net operating loss carryforwards ("Federal NOLs") of approximately $1.2 billion, $252 million tax effected and federal tax credits of approximately $23 million. Our Federal NOLs are driven by U.S. operational losses and have an indefinite carryforward period, which may offset 80% of taxable income generated in any future year. The federal tax credits begin expiring in 2035. The Company has not recorded a valuation allowance on its Federal NOLs or federal tax credits as there are adequate U.S. deferred tax liabilities that could be realized within the carry forward periods.

As of December 31, 2020, the Company had state net operating loss carry forwards ("State NOLs") of approximately $4.1 billion of which $550 million have an indefinite utilization period with remaining State NOLs beginning to expire in 2021. The tax effected State NOLs are recorded as a deferred tax asset in the amount of $244 million, and are offset, in part, by a valuation allowance totaling $236 million. In addition, as of December 31, 2020, the Company has approximately $31 million in state tax credits that are fully offset by a valuation allowance. The state tax credits expire over various years beginning in 2021 depending upon when they were generated and the particular jurisdiction. We evaluated the positive and negative evidence supporting realization of the State NOLs and state tax credits on a tax filing basis. We recorded valuation allowances in those jurisdictions with a history of cumulative losses and no other sources of taxable income, including deferred tax liabilities or tax planning strategies, sufficient to conclude the State NOLs and credits are more-likely-than-not to be realized.
As of December 31, 2020, the Company had foreign net operating loss carry forwards ("Foreign NOLs") of approximately $1.3 billion, of which $1.1 billion have an indefinite utilization period with the remaining Foreign NOLs beginning to expire in 2024. The tax effected Foreign NOLs are recorded as a deferred tax asset of $332 million, and are offset, in part, by valuation allowances totaling $303 million. In addition, as of December 31, 2020, the Company has approximately $1 million of tax credits in foreign jurisdictions and are fully offset by a valuation allowance. The foreign tax credits have an indefinite utilization period. We evaluated the positive and negative evidence supporting realization of the Foreign NOLs and foreign tax credits on a tax filing basis. We recorded valuation allowances in those jurisdictions with a history of cumulative losses and no other sources of taxable income, including deferred tax liabilities or tax planning strategies, sufficient to conclude the Foreign NOLs or foreign credits were more-likely-than-not to be realized.

The Company's Federal, State and Foreign NOLs may be subject to limitations upon an ownership change before or upon emergence from Chapter 11.

The significant items in the reconciliation of the statutory and effective income tax rates consisted of the following items in the table below. Percentages are calculated from the underlying numbers in thousands, and as a result, may not agree to the amount when calculated in millions.

Hertz Global and Hertz

	Years Ended December 31,
	2020	2019	2018
Statutory federal tax rate	21%	21%	21%
Foreign tax rate differential	—	(31)	(1)
State and local income taxes, net of federal income tax benefit	5	(102)	7
Change in state apportionment and statutory rates, net of federal income tax benefit	1	(17)	1
Tax reform	—	—	(9)
Federal and foreign permanent differences	—	(3)	—
Withholding taxes	—	62	(3)
Uncertain tax positions	—	29	(3)
Change in valuation allowance	(11)	591	(5)
Change in foreign statutory rates	—	15	(3)
Tax credits	—	(75)	7
Stock option shortfalls	—	7	(1)
All other items, net	—	3	1
Effective tax rate - Hertz Global	16	500	12
All other items, net rate impact applicable to Hertz Holdings	(1)	(174)	(1)
Effective tax rate - Hertz	15%	326%	11%

The Company recorded a tax benefit in 2020 versus a tax provision in 2019. The change is primarily due to significant losses in 2020 resulting from the effect of COVID-19, offset, in part, by the impact of valuation allowances on net deferred tax assets.

The Company recorded a tax provision in 2019 versus a tax benefit in 2018. The change is primarily due to an increase in the valuation allowance relating to losses in certain U.S. and non-U.S. jurisdictions and an increase in pretax operating results.

As of December 31, 2020, total unrecognized tax benefits were $53 million and, if settled, $36 million would favorably impact the effective tax rate in future periods. However, considering correlative adjustments associated with some uncertain tax positions, the net impact on the income tax provision would be approximately $4 million if settled. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

Hertz Global and Hertz

	Years Ended December 31,
(In millions)	2020	2019	2018
Balance as of January 1	$48	$49	$43
Increase (decrease) attributable to tax positions taken during prior periods	5	5	3
Increase (decrease) attributable to tax positions taken during the current year	1	1	5
Decrease attributable to settlements with taxing authorities	(1)	(7)	(2)
Balance as of December 31	$53	$48	$49

The Company conducts business globally and, as a result, files tax returns in the U.S. and non-U.S. jurisdictions. In the normal course of business, the Company is subject to examination by taxing authorities throughout the world. The open tax years for these jurisdictions span from 2005 to 2020.

During 2020, the IRS proposed transfer pricing adjustments to the Company's 2014 and 2015 tax years, for which the company is pursuing competent authority relief. The IRS continues to audit the Company's 2016 tax year.

Previously, in 2016, the German Tax Authorities provided us with an assessment which asserted that we underreported our German taxable income for our 2005–2010 tax years. This assertion was based on the German Tax Authorities’ belief that certain intercompany charges made by the U.S. to our German entity were overstated. To avoid the double taxation resulting in these tax years from this assessment, the Company pursued U.S. and German competent authority relief. We believe that it is reasonably possible that a decrease of up to $25 million in unrecognized tax benefits related to the German assessment may be necessary within the coming year.

Additionally, we are under audit in several U.S. states and other non-U.S. jurisdictions, and it is reasonably possible that the amount of unrecognized tax benefits may change as the result of the completion of ongoing examinations, the expiration of the statute of limitations or other unforeseen circumstances. The amount that is reasonably possible to change during the next twelve months is not expected to be significant.

Net, after-tax interest and penalties related to tax liabilities are classified as a component of income tax in the accompanying consolidated statements of operations. Income tax expense of $1 million and $0.4 million was recognized for such interest and penalties during the years ended December 31, 2020 and 2019, respectively, and during the year ended December 31, 2018, a benefit of $1 million was recognized for such interest and penalties. Net, after-tax interest and penalties were accrued as a component of tax in the Company's consolidated balance sheet in the amount of $9 million and $8 million as of December 31, 2020 and 2019, respectively.
Hertz Global no longer asserts permanent reinvestment of foreign earnings, due to the impact from COVID-19 as disclosed in Note 1, "Background." This change in assertion did not result in any significant impact to the income tax provision for the period ended December 31, 2020.